Earnings Per Share	12 Months Ended
Aug. 02, 2015
Earnings Per Share [Abstract]
Earnings Per Share
Earnings per Share
For the periods presented in the Consolidated Statements of Earnings, the calculations of basic EPS and EPS assuming dilution vary in that the weighted average shares outstanding assuming dilution include the incremental effect of stock options and other share-based payment awards, except when such effect would be antidilutive. There were no antidilutive stock options in 2015, 2014, or 2013.